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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  May 24, 1999



                          COYOTE NETWORK SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                         1-5486                 36-2448698
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)



                             4360 Park Terrace Drive
                           Westlake Village, CA 91361
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                     Address of principal executive offices


                                 (818) 735-7600
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                         Registrant's Telephone Number,
                               Including area code






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Item 5.  Other Events

At a hearing on May 24, 1999, the district court granted final approval to the settlement of the stockholder class action litigation against the Company and certain of its officers and directors. The settlement consisted of $8,000,000 in cash, all of which will be provided by the Company's insurance carriers and three-year warrants to purchase up to 2,225,000 shares of common stock at (i) $9.00 per share during the first year, (ii) $10.00 per share during the second year and (iii) $11.00 per share during the last year prior to expiration.

Certain charges with respect to the issuance of warrants were fully reserved for in the Company's financial statements for the fiscal year ended March 31, 1998.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  4.1      Form of Warrant Agreement




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:        July 2, 1999                COYOTE NETWORK SYSTEMS, INC.


                                    By:   /s/ Brian A. Robson
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                                          Brian A. Robson
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary




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